AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
           AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")
      Supplement to OVERTURE OVATION!, OVERTURE BRAVO!, OVERTURE VIVA! and
                              CORPORATE BENEFIT VUL
                 OVERTURE Annuity III-Plus and OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2004
                        Supplement Dated November 1, 2004

The Model Asset Allocation Program section of each prospectus is deleted and replaced with the following:

         Model Asset Allocation Program
         We may offer a model asset allocation program to assist you with Policy investment decisions. Model asset allocation programs are intended to match your risk tolerance and investment objectives with the investment options available in your Policy. Currently, we offer the Morningstar(R) Asset Allocator ("Morningstar") program, which consists of five models, ranging from aggressive to conservative.
         To participate in the asset allocation program you must complete the Asset Allocator Questionnaire. Your registered representative will match your responses to an asset allocation model. You may choose to follow the recommended investment level model or select your own investment options using the asset class level model.
          The following applies only when selecting the investment level model:
     o To use the program, you must allocate all of your Policy value to one asset allocation model. We must receive notice of your asset allocation model election either by written notice, an authorized telephone transaction or Internet (when available) before we can begin a program for you.
     o Each calendar quarter we will automatically rebalance the subaccount values to be consistent with the allocation percentages for the program model that you elected.
     o Annually, Morningstar will re-evaluate and possibly make changes to each investment level model. We will notify you of any such changes. In the event of a model change, you must provide us with affirmative consent to have the model changes applied to your Policy. If we do not receive your affirmative consent to change your model allocations according to Morningstar's updated recommendations, your allocations will remain unchanged and you will not be notified of any changes to the models by Morningstar in the future. Affirmative consent may be given either by written notice, an authorized telephone transaction or Internet (when available).
     o If you are currently participating in an asset allocation model and you make changes to your allocations other than Morningstar recommended changes, you will not receive future notifications of model changes.
     o There is no additional charge for selecting a model asset allocation program.
     o We may modify or discontinue the model asset allocation program at any time.

       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Variable Life Insurance Company.
                 If you do not have a current prospectus, please
                        contact AVLIC at 1-800-745-1112.